                                                                    EXHIBIT 99.3

                            THE JOHN NUVEEN COMPANY

            Unaudited Pro Forma Consolidated Financial Statements





The accompanying unaudited pro forma consolidated statements of income for the year ended December 31, 1996 and the nine month period ended September 30, 1997, give effect to the acquisition of Rittenhouse Financial Services, Inc. by The John Nuveen Company as if such acquisition had occurred on January 1, 1996. These unaudited pro forma consolidated statements of income are not necessarily indicative of the results of operations that would have been achieved had such acquisition actually occurred on such date, or of the future results of operations of the Company. The pro forma adjustments set forth below reflect only purchase accounting adjustments and other adjustments that reflect obligations required under the Stock Purchase Agreement dated July 14, 1997 ("the Agreement"). They do not reflect any benefits or cost savings anticipated as a result of the merger except for certain stockholder related expenses as described in Note 3 below. The pro forma adjustments are based on available information and certain assumptions that management believes are reasonable.

The pro forma adjustments are applied to the historical consolidated financial statements of the Company, using the purchase method of accounting and information available. Under purchase accounting, the acquisition cost of such ownership interest will be allocated to the assets and liabilities acquired based on their relative fair value as of the closing date of the transaction, with any excess of the acquisition cost over the fair value of the assets acquired less the fair value of the liabilities assumed recorded as goodwill. The final allocations may be different from the amounts reflected herein; management of the Company believes that any adjustments will not have a material financial impact.

                            THE JOHN NUVEEN COMPANY
                   Pro Forma Consolidated Statement of Income
                          Year ended December 31, 1996
                      (in thousands except per share data)

                                  (Unaudited)


                                                 Nuveen         Rittenhouse         Pro forma                           Nuveen
                                                 Actual           Actual           Adjustments       Reference        Pro forma
                                             -----------      -------------        -------------     ---------       ------------
REVENUE:

  Investment Advisory fees                   $   185,845      $      26,495        $       (333)          (1)        $   212,007
  Underwriting and distribution                   14,566                -                                                 14,566
  Positioning profits (losses)                      (191)               -                                                   (191)
  Investment banking                              11,098                -                                                 11,098
  Interest, dividends and all other, net          21,029                 88              (3,868)          (2)             17,249
                                             --------------------------------------------------                      -----------
     Total income                                232,347             26,583              (4,201)                         254,729
                                             --------------------------------------------------                      -----------

EXPENSES:

  Compensation and benefits                       71,683             11,266              (3,872)          (3)             79,077
  Advertising and promotional costs               12,641              1,374                                               14,015
  Occupancy and equipment costs                   11,948                652                                               12,600
  Travel and entertainment                         4,627              2,149                                                6,776
  Professional fees                                3,061              1,296                                                4,357
  Interest                                         2,325                102               1,880           (2)              4,307
  Amortization expense                               -                  -                 4,717           (4)              4,717
  Other operating expenses                         8,560              4,841                (170)          (5)             13,231

                                             --------------------------------------------------                      -----------
     Total expense                               114,845             21,680               2,555                          139,080
                                             --------------------------------------------------                      -----------

     Income before taxes                         117,502              4,903              (6,756)                         115,649
                                             --------------------------------------------------                      -----------

     Income tax                                   44,973                157              (1,293)          (6)             43,837
                                             --------------------------------------------------                      -----------

NET INCOME                                   $    72,529      $       4,746        $     (5,463)                     $    71,812
                                             ==================================================                      ===========

Average common and common equivalent shares outstanding:
  Primary                                         36,702                                                                  36,702
  Fully Diluted                                   36,889                                                                  36,889
                                             ===========                                                             ===========
Earnings per common share
  Primary                                    $      1.98                                                             $      1.96
  Fully Diluted                              $      1.97                                                             $      1.95
                                             ===========                                                             ===========


The accompanying notes are an intregal part of these unaudited pro forma financial statements.

                            THE JOHN NUVEEN COMPANY
                   Pro Forma Consolidated Statement of Income
                      Nine months ended September 30, 1997
                      (in thousands except per share data)

                                  (Unaudited)


                                                    Nuveen         Rittenhouse         Pro forma                         Nuveen
                                                    Actual            Actual          Adjustments      Reference        Pro forma
                                                  ----------       -----------       -------------     ---------      ------------
REVENUE:

  Investment Advisory fees                        $  158,144       $    22,325       $        (222)        (1)         $  180,247
  Underwriting and distribution                       10,595               -                                               10,595
  Positioning profits (losses)                           821               -                                                  821
  Investment banking                                   9,274               -                                                9,274
  Interest, dividends and all other, net              13,409               231              (2,579)        (2)             11,061
                                                  ------------------------------------------------                     ----------
     Total income                                    192,243            22,556              (2,801)                       211,998
                                                  ------------------------------------------------                     ----------

EXPENSES:

  Compensation and benefits                           56,282            10,928       $      (4,442)        (3)             62,768
  Advertising and promotional costs                   12,782             1,181                                             13,963
  Occupancy and equipment costs                        8,838               541                                              9,379
  Travel and entertainment                             4,919             1,547                                              6,466
  Professional fees                                    2,956               559                (115)        (5)              3,400
  Interest                                             2,485                62               1,259         (2)              3,806
  Amortization expense                                 2,093               -                 3,144         (4)              5,237
  Other operating expenses                            13,223             3,959                (604)        (5)             16,578

                                                  ------------------------------------------------                     ----------
     Total expense                                   103,578            18,777                (758)                       121,597
                                                  ------------------------------------------------                     ----------

     Income before taxes                              88,665             3,779              (2,043)                        90,401
                                                  ------------------------------------------------                     ----------

     Income tax                                       34,553               -                   284         (6)             34,837
                                                  ------------------------------------------------                     ----------

NET INCOME                                        $   54,112       $     3,779       $      (2,327)                    $   55,564
                                                  ================================================                     ==========

Average common and common equivalent shares outstanding:
  Primary                                             33,361                                                               33,361
  Fully Diluted                                       35,253                                                               35,253
                                                  ==========                                                           ==========

Earnings per common share
  Primary                                         $     1.57                                                           $     1.61
  Fully Diluted                                   $     1.53                                                           $     1.58
                                                  ==========                                                           ==========


The accompanying notes are an intregal part of these unaudited pro forma financial statements.

                            THE JOHN NUVEEN COMPANY

        Notes to Unaudited Pro Forma Consolidated Statements of Income

                             Pro Forma Adjustments



Sources and Uses of Funds

The sources and uses of the financing for the merger are summarized below ( $ in thousands):

                              Sources of Funds


          Available cash                         $  95,500
          Issuance of debt                          33,590
          Balance due                               16,410
           after the closing date                  -------

                                                 $ 145,500
                                                   =======

                                Uses of Funds


          Purchase of stock                      $ 145,000
          Estimated costs of acquisition               500
                                                   -------
                                                 $ 145,500
                                                   =======


Acquisition Adjustments

Pro forma adjustments to give effect to the acquisition are summarized as follows:

1. Revenue from certain assets under management not included as part of the acquisition have been removed from Investment Advisory Fees.

2. Interest income and interest expense have been adjusted to reflect the lower cash balances available for investing as a result of, and the debt incurred pursuant to, the transaction.

3. Expense has been adjusted to reflect compensation paid to the former controlling shareholder and certain others who did not become employees of the Company. Profit sharing expense, included in compensation and benefits, has also been adjusted to reflect the effects of the transaction.

4. Adjustment reflects the amortization over 30 years of the estimated goodwill arising from the transaction.

5. Adjustment reflects the effect of other expenses directly related to the transaction which would not otherwise have been incurred.

6. All applicable pro forma adjustments, as well as the pretax earnings of Rittenhouse (formerly an S-Corporation), were tax effected at the appropriate rate.